Exhibit 10.1
FIRST AMENDMENT
TO THE EMPLOYMENT AGREEMENT
This FIRST AMENDMENT (the “First Amendment”) to the Employment Agreement (the “Agreement”), between Zevra Therapeutics, Inc. (the “Company”) and Timothy Sangiovanni (the “Executive”) is made and entered into as of the last date of signature set forth below (the “First Amendment Effective Date”), by and between the Company and the Executive;
W I T N E S S E T H:
WHEREAS, the Company and the Executive entered into the Agreement effective February 1, 2017; and
WHEREAS, the Company and the Executive now desire to amend the Agreement to amend provisions relating to accelerated vesting of outstanding equity granted on or after the First Amendment Effective Date upon the occurrence of a termination without “Cause” or for “Good Reason” (each as defined in the Agreement);
NOW, THEREFORE, the Company and the Executive, effective as of the date set forth above, do hereby amend the Agreement as follows:
1.
Section 4(E)(1)(d) of the Agreement shall be deleted in its entirety and replaced with the following:
“(d) The vesting of each outstanding equity award granted to Executive will accelerate so that such awards will be fully vested as of the Date of Termination. If any equity awards vest based on the attainment of performance goals, the performance goals will be deemed to have been met as of the Date of Termination, unless such greater amount of vesting is provided for in the applicable award agreements. Notwithstanding the foregoing, this Subsection (d) shall not apply with respect to any equity awards granted on or after the First Amendment Effective Date, and such awards shall be subject to vesting, if at all, pursuant to the terms of the applicable award agreement.”
2.
Except as specifically amended hereby, the Agreement shall remain in full force and effect as prior to this First Amendment.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the First Amendment Effective Date.

ZEVRA THERAPEUTICS, INC.

By: /s/ Rahsaan Thompson
Name: Rahsaan Thompson
Title: Chief Legal Officer, Secretary and Compliance Officer

Date: 14-May-2026

Exhibit 10.1
/s/Timothy Sangiovanni
Timothy Sangiovanni

Date: 15-May-2026